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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT 0F 1934

          DATE OF REPORT (DATE OF EVENT): JUNE 11, 2007 (JUNE 5, 2007)

                       COMMISSION FILE NUMBER 333-135107

                               LOTUS BANCORP, INC
             (Exact name of registrant as specified in its charter)

MICHIGAN                                                20-2377468
(State or other jurisdiction of                         (IRS Employer
incorporation or organization)                          Identification No.)

                   45650 GRAND RIVER AVENUE, NOVI, MI  48374
          (Address of principal executive offices, including zip code)

                                 (248) 735-1000
              (Registrant's telephone number, including area code)


                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


            On June 5, 2007, the board of directors of Lotus Bancorp, Inc. ("Company") approved the appointment of Krishna M. Malempati as a director of the Company, filling a vacancy on the board of directors.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LOTUS BANCORP, INC.

Date: June 11, 2007                           By: /s/ Satish B. Jasti
                                              Satish B. Jasti, President & CEO
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